EXHIBIT  10.1

                     MEMBERSHIP INTEREST PURCHASE AGREEMENT
                     --------------------------------------


     THIS AGREEMENT is effective as of the 23rd day of April, 2004, by and among B2 NETWORKS, LLC, a Nevada limited-liability company ("Seller" or "Company"), TELECOMMUNICATION PRODUCTS, INC. ("Buyer").

A.          The  current  ownership  of  the  Company  is  as  follows:
Greg P. Bell, 100%, represented by One Thousand (1,000) Shares, constituting all of the Shares currently outstanding.

B. Seller desires to sell an interest in Company which, after issuance, will equal a twenty percent (20%) membership interest (which will equal 250 Shares) ("Membership Interest") to Buyer and Buyer desires to acquire the Membership
Interest  in  Company  from  Seller  on  the  terms  hereinafter  set  forth.

C. Seller desires to grant an option to Telecommunication Products Inc. to acquire up to a total of 49% of total outstanding shares subject to further agreement between the parties.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and representations hereinafter contained, and subject to the conditions hereinafter set forth, it is agreed as follows:

1.     Sale  and  Transfer of Interest.  Subject to the terms and conditions set
       -------------------------------
forth in this Agreement, Seller will transfer and convey the Membership Interest to Buyer, and Buyer will acquire the Membership Interest from Seller, upon payment of the Consideration (as defined hereinbelow) at Closing.

2.     Consideration.  For  and  in  consideration  of  Seller's transfer of the
       -------------
Membership Interest hereunder, Buyer shall pay the sum of Five Hundred Thousand Dollars ($500,000) and 1,666,667 shares of TCPD.OB stock (hereinafter collectively referred to as the "Consideration").

3.     Post-Closing  Status  of  Ownership.  At  Closing,  upon  payment  of the
       -----------------------------------
Consideration,  ownership  of  the  Company  shall  be  as  follows:
(a)     Greg  P.  Bell  -  1,000  Shares/80%
(b)     Telecommunication  Products,  Inc.  -  250  Shares/20%

4.     Representations  of Seller.  Seller represents and warrants to Buyer
       -------------------------
as  follows:
     (a) Seller is the owner, beneficially and of record, of the Membership Interest, free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions, and Buyer will receive at Closing good and absolute title thereto free of any liens, charges or encumbrances thereon.
     (b) Seller has full power to transfer the Membership Interest to Buyer without obtaining the consent or approval of any other person (other than Trust, the current sole member and manager of Company) or governmental authority and there is no existing impediment to the sale and transfer of such Membership Interest from Seller to Buyer.
 (c) The Company is duly organized and validly existing under and by virtue of, and is in good standing under, the laws of the State of Nevada.
 (d) Attached hereto as Exhibit "C-1" is a true and correct copy of certain financial information concerning the Company, as follows:
          (i)     Company's  Balance  Sheet  as  of  April  2004
          (ii)     Company's  Profit  and Loss Statement for 2003 and YTD  March
31,  2004
 (f) Attached hereto as Exhibit "C-2" is a true and correct copy of Company's Articles of Organization filed January 8, 2003.
The representations and warranties of Seller contained in this Agreement shall survive the Closing hereof and shall continue in full force and effect.

5.     Representations  of  Buyer.     Buyer  represents  and  warrants  to
      --------------------------
Seller  as  follows:
          (a) Buyer has not requested nor relied upon any financial or other information concerning the Company other than as provided in Section 4 above.
          (b) Seller has made no representations to Buyer concerning revenues, income, sale, expenses and/or profits of the Company, other than set forth in the Exhibits referenced in Section 4 above.
     (c) Buyer is entering into this Agreement based upon Buyer's own investigation and knowledge of the business without reliance upon, and makes no reliance upon, any statements, assertions, or documents or reports from Seller other than as incorporated in this Agreement.
          (d) Buyer makes the following "Investment Representations" upon which Seller is relying:
               (i)     Buyer is acquiring the Membership Interest for investment
for Buyer's own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.
               (ii)     Buyer  understands  that  the  Membership Interest to be
purchased has not been registered under the 1933 Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to Section 4(2) thereof which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.
               (iii)     Buyer  is  experienced  in  evaluating and investing in
recently organized companies such as the Company, is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of his investment, and has the ability to bear the economic risks of his investment. Buyer has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and to review the Company's facilities.
               (iv)     Buyer  understands  that the Membership Interest may not
be sold, transferred, or otherwise disposed of without registration under the 1933 Act or pursuant to an exemption therefrom, and that in the absence of an effective registration statement covering the Membership Interest or an available exemption from registration under the 1933 Act, the Membership Interest must be held indefinitely. In particular, Buyer is aware that the Membership Interest may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available.
               (v)     Buyer has a preexisting business or personal relationship
with the Company or one of its directors, officers or controlling persons, or by reason of Buyer's business or financial experience or the business or financial experience of his or its professional advisor(s) who are unaffiliated with and who are not compensated by Company or any affiliate or selling agent of Company, directly or indirectly, Buyer has, or could be reasonably assumed to have, the capacity to protect Buyer's own interests in connection with the purchase of the Membership Interest pursuant to this Agreement.
               (vi)     The  aggregate purchase price of the Membership Interest
acquired hereunder by Buyer does not exceed twenty percent (20%) of Buyer's net worth on the date hereof (as "net worth" is used in Regulation D promulgated under the 1933 Act).
          (vii) The Company has made available to Buyer at a reasonable time prior to the date hereof the opportunity to ask questions and receive answers concerning the terms and conditions of this offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of any information provided to Buyer.

     6.     Adoption  of  Amended  and Restated Operating Agreement.  Buyer
                 -------------------------------------------------------
and Seller agree to execute the form of Amended and Restated Operating Agreement attached hereto as Exhibit "B" effective as of the Closing Date and to be bound by the terms and conditions thereof from and after such date, to be evidenced by execution of an Agreement to be Bound to Operating Agreement in the form attached as Exhibit "B-1".
     7.     Closing.  The  closing of the transactions hereunder (the "Closing')
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shall  be  consummated  upon  the  execution of this Agreement and the delivery:
     (a)      By  Seller  to  Buyer  of:
(i) The Assignment in the form attached hereto and incorporated herein as Exhibit "A-1"; and
     (ii) Evidence of a twenty percent (20%) Membership Interest in the Company in the form of a Membership Certificate in the form attached hereto as Exhibit "A-2"; and
(b) By Buyer to Seller of the Consideration in the form of Cash dollar payments included in Consideration, Section 2.0, to be made to B2 Networks LLC by Telecommunication Products, Inc per the following schedule; US$50,000 upon signature, US$90,000 On or before May 14th, 2004, US$90,000 On or before June 14th, 2004, US$90,000 On or before July 14th, 2004, US$90,000 On or before
August  16th,  2004,  US$90,000  On  or  before  September  17,2004.
(c) A duly and properly executed board resolution for issue of a stock certificate in the name of Seller for 1,666,667 Shares of TCPD.OB upon signature. The actual Stock Certificate will be issued no later than May 9th, 2004.
(d) A duly and properly executed board resolution for issue of a stock certificate in the name of the seller for Four hundred and Fifty Thousand Shares (450,000) of Series A Preferred Stock at a par value of One Dollar ($1.00) per share to act as security for the remainder of total cash consideration ($450,000) outstanding after initial down payment.
The  actual  Stock  Certificate  will  be  issued  no  later than May 9th, 2004.

The Closing shall take place on the effective date of this Agreement as set forth on page 1 hereof.

          8.     Miscellaneous.
                 -------------
     (a)     Notices.  Any and all notices or demands by any party hereto to any
             -------
other party, required or desired to be given hereunder shall be in writing and shall be validly given or made if served personally, delivered by a nationally recognized overnight courier service or if deposited in the United States Mail, certified, return receipt requested, postage prepaid, addressed as follows:
     If  to  Buyer:          Telecommunication  Products  Inc
                             9171  Wilshire  Blvd,  Suite  B,
                             Beverly  Hills  C  A  90210
                             Attn:  CEO  Robert  Russell

     If  to  Seller:          B2  Networks  LLC
                              8350  W  Desert  Inn  Road
                              Suite  1079
                              Las  Vegas,  Nevada  89117
                              Attn:  Greg  P.  Bell

Any party hereto may change its address for the purpose of receiving notices or demands as hereinabove provided by a written notice given in the manner aforesaid to the other party(ies). All notices shall be as specific as reasonably necessary to enable the party receiving the same to respond thereto.
     (b)     Governing  Law.  The  laws  of  the  State  of Nevada applicable to
             --------------
contracts made in that state, without giving effect to its conflict of law rules, shall govern the validity, construction, performance and effect of this Agreement.
(c)     Consent to Jurisdiction.  Each party hereto consents to the jurisdiction
        -----------------------
of the courts of the State of Nevada in the event any action is brought for declaratory relief or enforcement of any of the terms and provisions of this Agreement.
(d)     Attorneys'  Fees.  Unless  otherwise  specifically  provided for herein,
        ----------------
each party hereto shall bear it's own attorneys' fees incurred in the negotiation and preparation of this Agreement and any related documents. In the event that any action or proceeding is instituted to interpret or enforce the terms and provisions of this Agreement, however, the prevailing party shall be entitled to its costs and attorneys' fees, in addition to any other relief it may obtain or be entitled to.
     (e)     Interpretation.  In  the  interpretation  of  this  Agreement,  the
             --------------
singular  may  be  read  as the plural, and vice versa, the neuter gender as the
                                            ---- -----
masculine  or  feminine,  and  vice  versa,  and the future tense as the past or
                               ----  -----
present, and vice versa, all interchangeably as the context may require in order
             ---- -----
to fully effectuate the intent of the parties and the transactions contemplated herein. Syntax shall yield to the substance of the terms and provisions hereof. Paragraph headings are for convenience of reference only and shall not be used in the interpretation of the Agreement. Unless the context specifically states to the contrary, all examples itemized or listed herein are for illustrative purposes only, and the doctrine of inclusio unius exclusio alterius shall not be
                                   -------- ----- -------- --------
applied  in  interpreting  this  Agreement.
     (f)     Entire  Agreement.  This  Agreement  sets  forth  the  entire
             -----------------
understanding of the parties, and supersedes all previous agreements, negotiations, memoranda, and understandings, whether written or oral. In the event of any conflict between any exhibits or schedules attached hereto, this Agreement shall control.
(g)     Modifications.  This Agreement shall not be modified, amended or changed
        -------------
in  any  manner  unless  in  writing  executed  by  the  parties  hereto.
(h)     Waivers.  No  waiver of any of the provisions of this Agreement shall be
        -------
deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, and no waiver shall be binding unless evidenced by an instrument in writing and executed by the party making the waiver.
     (i)     Invalidity.  If  any term, provision, covenant or condition of this
             ----------
Agreement, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, that provision shall be deemed severable and all provisions, covenants, and conditions of this Agreement, and all applications thereof not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.
     (j)     Binding  Effect.  This  Agreement  shall be binding on and inure to
             ---------------
the benefit of the heirs, personal representatives, successors and permitted assigns of the parties hereto.
(k)     Counterparts.  This  Agreement  may  be  executed  in  any  number  of
        ------------
counterparts,  each  of  which  shall  be  deemed  an  original and all of which
        -
together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement in person.
(l)     Negotiated Agreement.  This is a negotiated Agreement.  All parties have
        --------------------
participated in its preparation. In the event of any dispute regarding its interpretation, it shall not be construed for or against any party based upon the grounds that the Agreement was prepared by any one of the parties.
               (m)     Arbitration.  Any  controversy,  claim,  dispute  or
                       -----------
interpretations which are in any way related to the Agreement that are not settled informally in mediation shall be resolved by arbitration, administered by the American Arbitration Association under its Commercial Arbitration Rules, and the judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction of and shall be final and binding on all the parties. In the event of any controversy, claim, dispute or interpretation, the following procedures shall be employed:
                    (i) If the dispute cannot be settled informally through negotiations, the parties first agree, in good faith, to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Rules before resorting to arbitration or some other dispute resolution procedure. The mediation shall take place in Las Vegas, Nevada within sixty (60) days of initiating the mediation.
                    (ii) At any time after the mediation, any party shall serve a Notice and Demand for Arbitration in writing on the other party(ies) to this Agreement and a copy of the demand shall be sent to the American Arbitration Association.
                    (iii) The party upon whom the demand is served shall file a response within ten (10) days from the service of the Notice and Demand for Arbitration. The response shall be served upon the other party(ies) and a copy sent to the American Arbitration Association.
                    (iv) Within ten (10) days after the American Arbitration Association sends the list of proposed arbitrators, all parties to the arbitration shall select their arbitrator and communicate their selection to the American Arbitration Association.
     (v) Unless otherwise agreed in writing by all parties, the arbitration shall be held in Las Vegas, Nevada. The arbitration hearing shall be held within ninety 90 days after the appointment of the arbitrator.
          (vi) The arbitrator is authorized to award to any party whose claims are sustained, such sums or other relief as the arbitrator shall deem proper and such award may include reasonable attorney's fees, professional fees and other costs expended to the prevailing party(ies) as determined by the arbitrator.
(n)     Time  of  Essence:  Time  is of the essence of this Agreement and all of
        -----------------
its  provisions.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective the day and year above-written.

"BUYER"                                            "SELLER"


Telecommunication  Products,  Inc.                         B2  Networks,  LLC

/S/ ROBERT C. RUSSELL_____________________            _/S/ GREG P. BELL________
BY:  ROBERT  C  RUSSELL                              BY:  GREG  P.  BELL,
     CEO                                                 SOLE  MANAGER

                                   ASSIGNMENT
                                   ----------


     FOR VALUE RECEIVED, the undersigned hereby assigns and transfers unto Telecommunication Products, Inc., all right, title and interest in and to a Twenty percent (20%) membership interest (the "Interest") in B2 Networks LLC, a Nevada limited-liability company (the "Company"), and does hereby irrevocably constitute and appoint any representative of the Company as attorney to transfer the Interest on the books of the Company, with full power of substitution in the premises.


DATED  as  of  the  _____  day  of  _____________,  2004.







                              By:  GREG  P.  BELL,  SOLE  MANAGER


                                  EXHIBIT "A-2"
                              MEMBERSHIP  CERTIFICATE

                                       OF
                                B2 NETWORKS, LLC,
                     A  NEVADA  LIMITED-LIABILITY  COMPANY

Member:     TELECOMMUNICATION  PRODUCTS,  INC.
Capital  Account:     Six  Hundred  Thousand  and  no/100  Dollars  ($600,000)
                      --------------------------------------------------------


     KNOW  ALL  MEN  BY  THESE  PRESENTS:  That TELECOMMUNICATION PRODUCTS, INC.
("Subscriber") has contributed a cash contribution and an assignment of shares of stock in TCPD.OB to the Company's capital with a value in the agreed upon amount of Six Hundred Thousand and no/100 Dollars ($600,000) to B2 Networks, LLC, a Nevada limited-liability company (the "Company"), entitling Subscriber to an ownership interest in the Company (the "Interest") of 250 Shares as of the date hereof.

     Without limited the last sentence of the first paragraph above, Subscriber confirms that the Interest represented by this certificate has not been registered under the Securities Act of 1933 (the "Act") or under the securities laws of any state or other jurisdiction ("Blue Sky Laws"). The Interest has been acquired for investment and may not be sold or transferred in the absence of (i) an effective registration statement covering the Interest under the Act and, if requested by the Company an opinion of counsel satisfactory to the Company to the effect that all requirements under the Blue Sky Laws applicable to the sale or transfer have been complied with, or (ii) an exemption from registration under the Act and, if required by the Company a favorable opinion of counsel satisfactory to the Company as to the availability of such exemption and to the effect that all requirements under the Blue Sky Laws applicable to the sale or transfer have been complied with.

     Any sale, assignment, transfer, pledge or other disposition of the Interest is further restricted by, and subject to, the terms and provisions of the Operating Agreement of the Company. A copy of said Operating Agreement is on file at the Registered Office or Records Office of the Company. By acceptance of this Membership Certificate, the holder hereof warrants that the holder has executed the Operating Agreement and agrees to be bound thereby.

     IN WITNESS WHEREOF, the undersigned, being the Sole Manager of the Company does hereby execute this Membership Certificate as of the ___ day of ________________, 2004.



                              Greg  P.  Bell,  Manager

     ACCEPTANCE
     ----------



     B2 NETWORKS, LLC, a Nevada limited-liability company (the "Company"), being authorized to issue a Certificate of Membership ("Certificate") to TELECOMMUNICATION PRODUCTS, INC. ("Member"), hereby acknowledges receipt of a cash contribution and an assignment of shares of stock in TCPD.OB to the Company's capital with a value in the agreed upon amount of Six Hundred Thousand and no/100 Dollars ($600,000) as of the date hereof.

     Dated  this  ___  day  of  _________________,  2004.






     By:  Greg  P.  Bell,  Manager

                                  EXHIBIT "B-1"
                    CONFIRMATION OF AGREEMENT TO BE BOUND TO
                               OPERATING AGREEMENT



     The undersigned, TELECOMMUNICATION PRODUCTS, INC., is a party to that certain Membership Interest Purchase Agreement ("Agreement") of even date herewith whereby it is acquiring 250 shares (the "Shares") of B2 NETWORKS, LLC (the "Company"). As a condition to the consummation of the transactions contemplated by the Agreement, the undersigned agrees to affirm that it is bound by and a party to that certain Operating Agreement by and among the Company and its Members dated effective the date hereof. Pursuant to this instrument, the undersigned hereby acknowledges that he has received a copy of the Operating Agreement, reviewed and understand the terms and conditions thereof, is already a party to the Agreement and agrees that it shall be bound by and a party to said Operating Agreement with respect to any and all shares being acquired pursuant to the Membership Interest Purchase Agreement of even date herewith
(and  any  shares  after  the  date  hereof).

     DATED  as  of  the  _______  day  of  ______________  2004.


                              Telecommunication  Products,  Inc.




                              By:  Robert  Russell,  CEO